Exhibit 99.1
FOR IMMEDIATE RELEASE
Investor Relations:
Mel Stephens
(248) 447-1624
Media:
Andrea Puchalsky
(248) 447-1651
Lear Updates Full-Year 2008 Financial Outlook
     Southfield, Mich., June 4, 2008 - Lear Corporation [NYSE: LEA] today announced revisions to its 2008 financial outlook based on lower North American vehicle production and increased commodity costs.
     Subsequent to the 2008 financial outlook the Company provided April 29th, Lear’s major customers, industry forecasting services and others have announced downward revisions in their estimates for 2008 North American vehicle production based on lower sales rates for full-size pickup trucks and large sport utility vehicles. In response to these recent announcements, Lear is revising its 2008 forecast for North American industry production from approximately 14.1 million vehicles to approximately 13.8 million vehicles. In addition, raw material costs, particularly costs related to steel, have continued to increase.
     As a result, Lear is revising its sales outlook for 2008 downward to approximately $15.3 billion, from the previous outlook of $15.5 billion, and lowering income before interest, other expense, income taxes, restructuring costs and other special items (core operating earnings) to a range of $600 to $640 million from the previous range of $660 to $700 million. In addition, Lear is increasing its estimated restructuring investment for 2008 to about $125 million. The revised outlook for full-year 2008 free cash flow is approximately $200 million. Lear is continuing to evaluate and aggressively implement cost reductions and restructuring actions to mitigate the impact of lower production volumes and rising commodity prices. Furthermore, the production realignment initiatives recently announced by certain North American manufacturers are anticipated to require further restructuring investments in future years.
     “Industry conditions in North America have continued to be challenging, with the lowest expected production volumes since the early 1990s and unprecedented increases in raw material and energy costs,”

commented Bob Rossiter, Lear’s Chairman, President and CEO. “Like our customers, we are continuing to aggressively realign our capacity and implement structural cost reductions to improve our longer-term competitiveness. We are also expanding our operations outside North America, which represented approximately 55% of our net sales in 2007.”
     Lear Corporation is one of the world’s largest suppliers of automotive seating systems, electrical distribution systems and related electronic products. The Company’s world-class products are designed, engineered and manufactured by a diverse team of 91,000 employees at 215 facilities in 35 countries. Lear’s headquarters are in Southfield, Michigan, and Lear is traded on the New York Stock Exchange under the symbol [LEA]. Further information about Lear is available on the internet at http://www.lear.com.
Non-GAAP Financial Information
     In addition to the amounts reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this press release, the Company has provided information regarding “income before interest, other expense, income taxes, restructuring costs and other special items” (core operating earnings) and “free cash flow” (each a non-GAAP financial measure). Other expenses include, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company’s asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.
     Management believes the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that core operating earnings is a useful measure in assessing the Company’s financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company’s core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities. Management also believes these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.
     Core operating earnings and free cash flow should not be considered in isolation or as substitutes for net income, pretax income, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.
     Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of the Company’s revised 2008 outlook for core operating earnings and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.
Forward-Looking Statements
     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, changes in the Company’s current vehicle production estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company’s ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company’s warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company’s key customers and suppliers, the cost and availability of raw materials and energy, the Company’s ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the ability of the Company to access capital markets on commercially reasonable terms and other risks described from time to time in the Company’s Securities and Exchange Commission filings. In particular, the Company’s revised financial outlook for 2008 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions. The Company’s actual financial results could differ materially as a result of significant changes in these factors.
     The forward-looking statements in this press release are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.
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